SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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SOUTHEASTERN BANKING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHEASTERN BANKING CORPORATION

1010 Northway Street

Darien, Georgia 31305

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of

Southeastern Banking Corporation:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Southeastern Banking Corporation (the “Company”) will be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia 31305, on Wednesday, May 12, 2004 at 3:00 p.m. local time, for the following purposes:

1)	To elect seven directors to serve for one year terms expiring at the next Annual Meeting of Shareholders in 2005;

2)	To set the Board of Directors (the “Board”) at a nine member maximum with two to remain vacant until the elected Board deems it in the Company’s best interest to fill one or more of such vacancies;

3)	To approve the appointment of independent auditors by the Audit Committee for the fiscal year 2004; and

4)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Only shareholders of record at the close of business on March 17, 2004 will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the enclosed proxy card. Regardless of the number of shares you own, your vote is important. Please act today.

Your attention is directed to the Proxy Statement accompanying this Notice of Meeting for more complete information on the matters to be acted upon at the Meeting.

By Order of the Board of Directors,

WANDA D. PITTS, Secretary

April 23, 2004

IMPORTANT: Whether or not you plan to attend the Meeting, please complete, sign, date, and return the accompanying proxy in the postage paid envelope provided. The giving of the proxy will not affect your right to vote at the Meeting if the proxy is revoked as set forth in the accompanying Proxy Statement.

i

SOUTHEASTERN BANKING CORPORATION

1010 Northway Street

Darien, Georgia 31305

912.437.4141

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 12, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southeastern Banking Corporation (the “Company”) for use at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia, on Wednesday, May 12, 2004 at 3:00 p.m. or any adjournment or postponement thereof. This Proxy Statement and enclosed form of proxy are first being mailed to shareholders on or about April 23, 2004.

All shares of the Company’s Common Stock, par value $1.25 per share (the “Common Stock”), represented at the Meeting by properly authorized proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If no instructions are indicated, properly executed proxies will be voted FOR the proposals set forth in this Proxy Statement.

The Company does not know of any matters, other than described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will vote on such matters as the Board of Directors recommends.

A shareholder may revoke his or her proxy and change his or her vote at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by: (i) signing and returning another proxy with a later date; (ii) giving written notice of revocation of the shareholder’s proxy to the Secretary of the Company prior to the Meeting at the address below; or (iii) voting in person at the Meeting. Any written notice revoking a proxy should be delivered to Wanda D. Pitts, Secretary, Southeastern Banking Corporation, at P.O. Box 455, Darien, Georgia 31305, if by mail, and at 1010 Northway Street, Darien, Georgia 31305, if by courier. The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of record at the close of business on March 17, 2004 will be entitled to one vote for each share then held. As of March 17, 2004, the Company had 3,312,539 shares of Common Stock issued and outstanding. The Common Stock constitutes the only voting securities issued by the Company.

A majority of the shares entitled to vote constitutes a quorum at a meeting of the shareholders. If a quorum is present, the vote of a plurality of the votes cast by the shares entitled to vote is necessary for the election of directors. The presence of a quorum, either in person or by proxy, and the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting are required to take most other actions.

The following table sets forth certain information regarding beneficial ownership of the Common Stock as of March 17, 2004 by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director, nominee, and executive officer (as defined below under “Executive Compensation and Other Information”); and (iii) all directors, nominees, and executive officers as a group. The Company believes that the individuals listed each have sole voting and investment power with respect to such shares, except as otherwise indicated in the footnotes to the table.

Unless otherwise indicated below, the business address of each beneficial owner of more than 5% of Common Stock is: c/o Southeastern Banking Corporation, P.O. Box 455, 1010 Northway Street, Darien, Georgia 31305.

	Shares Beneficially Owned
Name of Beneficial Owner	Amount of Beneficial Ownership (1)	Percentage of Ownership
Alyson G. Beasley	829,097	25.03
Leslie H. Blair	8,340	*
David H. Bluestein	14,655	*
Gene F. Brannen	25,349	*
Rodney P. C. Burney	100	*
William Downey (2)	183,414	5.54
Cornelius P. Holland, III	6,781	*
Alva J. Hopkins, III	34,398	1.04
G. Norris Johnson	8,500	*
E. Amanda Kirby	100	*
R. Lanier Miles	1,100	*
All directors, nominees, and executive officers as a group (11 persons)	1,111,834	33.56

*	Less than 1%.
(1)	The number of shares as to which each nominee has shared voting and investment power is as follows: Alyson G. Beasley – 15,732 shares; Leslie H. Blair – 3,000; Gene F. Brannen – 19,296; William Downey – 31,000; Cornelius P. Holland, III – 612; and Alva J. Hopkins, III – 1,980.
(2)	Mr. Downey’s business address is: c/o Golden Isles Realty Company, Inc., 330 Mallory Street, St. Simons Island, Georgia 31522. Mr. Downey will become an emeritus director of the Company at the Annual Meeting of Shareholders on May 12, 2004.

PROPOSALS ONE AND TWO—ELECTION OF DIRECTORS

A Board of Directors (the “Board”) consisting initially of seven directors will be elected at the Meeting for a one-year term or until their successors are elected and qualified. The Board has unanimously approved the nominees named below, all of whom are members of the current Board.

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote for the election of the seven nominees named. Although the Board anticipates that all nominees will be available to serve as directors of the Company, should any one or more of them not accept the nomination, or otherwise be unwilling or unable to serve, the proxies will be voted for the election of a substitute nominee, or nominees, as the Board recommends. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

None of the nominees has been involved in legal proceedings related to bankruptcies, criminal proceedings, or securities law violations. All nominees have been engaged in their respective principal occupation and have been associated with their respective employers for the last five years.

The Board unanimously recommends that shareholders vote FOR all the nominees listed.

Nominees for Directorship

The table below sets forth certain information with respect to each nominee for election to the Board.

	Age	Director Since
Alyson G. Beasley Vice President and Treasurer of the Company Controller, Southeastern Bank	36	1999

Leslie H. Blair Vice President, Gowen Timber Company, Inc.	63	1978

David H. Bluestein Mayor, City of Darien	62	1984

Gene F. Brannen Retired, Brannen Seafood Company, Inc.	69	1984

Cornelius P. Holland, III President and Chief Executive Officer of the Company President and Chief Executive Officer, Southeastern Bank President, SBC Financial Services, Inc.	48	1997

Alva J. Hopkins, III Attorney-at-Law President, Toledo Manufacturing Company, Inc.	51	1978

G. Norris Johnson President, Johnson Brothers Hardware, Inc.	68	1979

All directors have served continuously since their respective election. There are no family relationships among the Director nominees or executive officers of the Company or its subsidiaries.

Approval is sought to increase the number of directors to nine by allowing the seven elected directors to approve two additional directors to be elected at any time the Board deems it to be in the Company’s best interest to fill same. The Board unanimously recommends a vote FOR this proposal.

Meetings and Committees of the Board. The Board conducts its business through meetings of the Board and through the activities of its committees, including subsidiary Boards and committees. The Company’s Board regularly meets quarterly and other times as needed. During the year ended December 31, 2003, the Board of Directors held 5 meetings. Except for Mr. Hopkins, all the Company’s directors attended at least 75% of the Board and committee meetings, including subsidiary Board of Directors and committee meetings, on which they served. Mr. Hopkins attended 75% of Company Board meetings but only 67% of subsidiary Board meetings in 2003.

The Executive Committee of the Board of Directors consists of Messrs. Brannen, Holland, Hopkins, and Mrs. Beasley. This committee evaluates potential acquisitions and handles other Company matters on an as-needed basis. The Executive Committee held no meetings during 2003.

The Board of Directors of Southeastern Bank, the Company’s bank subsidiary, meets monthly, and its Executive Committee, normally twice a month. All members of the Company’s Board also serve on the Southeastern Bank Board of Directors. The Southeastern Bank Board held 12 meetings during 2003. Messrs. Blair, Bluestein, Brannen, and Holland also serve on the Southeastern Bank Executive Committee.

This committee primarily reviews and approves loans but is also empowered to act on other bank matters in the absence of the bank Board. The Southeastern Bank Executive Committee held 25 meetings in 2003.

Messrs. Brannen, Hopkins, and Johnson serve on the joint Audit Committee of the Company and Southeastern Bank. The primary functions of this committee are to appoint the independent auditors for the Company and its subsidiaries; review external audit scope, findings, and recommendations; approve the annual financial statements, preparation of which is the responsibility of management; evaluate internal accounting policies and procedures; and review and approve the annual plan for the internal audit department, as well as summary reports of such department’s findings and recommendations. The Audit Committee’s responsibilities are set forth in its Charter, a copy of which is attached to this Proxy Statement as Exhibit A. The “Audit Committee Report” on the Company’s financial statements for the year ended December 31, 2003 is located on page 6. The current members of the Audit Committee are independent, as defined by Rules of the National Association of Securities Dealers, Inc. (NASD). The Audit Committee held 4 meetings in 2003.

The Compensation Committee of Southeastern Bank is responsible for approving the compensation arrangements for the Company’s executive officers. The current members of the Compensation Committee are Messrs. Holland and Hopkins and bank-only directors Archie C. Davis, Jr., Lawrence F. Jacobs, and A. Wade Strickland. Mr. Holland is a non-voting member of the Committee. The Compensation Committee held 2 meetings during 2003.

Messrs. Bluestein, Holland, and Mrs. Beasley serve on the Board of Directors of SBC Financial Services, Inc., the Company’s subsidiary which formerly offered insurance agent and investment brokerage services but is now inactive. Three meetings were held by the SBC Financial Services, Inc. Board in 2003.

In December 2003, the Company formed a Nominating Committee to advise the Board with respect to matters of Board composition and procedures. The committee does not have a charter formally governing the nomination process. To date, all director nominees have been identified by current directors or management. The Company has never engaged a third party to identify director candidates, and the Company has never received a proposed director candidate from a source outside the Company. However, the Board would consider any director candidate proposed in good faith by a shareholder of the Company. To do so, a shareholder should send the candidate’s name, credentials, contact information, and his or her consent to be considered as a candidate to the Secretary of the Company. The Nominating Committee will evaluate candidates based on financial literacy, knowledge of the Company’s industry or other background relevant to the Company’s needs, status as a stakeholder in the Company, “independence” for purposes of compliance with the rules of the Securities and Exchange Commission (“SEC”) and NASD, and willingness, ability, and availability for service. Messrs. Blair, Bluestein, and Hopkins, all of whom are considered independent, are the current members of the Nominating Committee. The Nominating Committee held no meetings in 2003 and did not recommend any new candidates for the Board.

The Building and Nominating Committee of Southeastern Bank, which was formed in October 2003, is responsible for overseeing the director nomination process for the bank subsidiary board. The procedures governing the nomination process mirror those of the Company. During 2003, the Building and Nominating Committee recommended, and the Board approved, the election of Jerry W. Harper, a local certified public accountant, to the Southeastern Bank Board. Mr. Harper was identified as a director candidate by the Chief Executive Officer of the Company based on criteria specified in the preceding paragraph. Messrs. Bluestein and Hopkins as well as various other bank-only directors serve on the Building and Nominating Committee. This committee held one meeting during 2003.

The Company expects, but does not require, directors to attend the Annual Meeting of Shareholders. Seven directors attended the Annual Meeting held in 2003.

Director Compensation. Non-employee directors of the Company receive a fee of $500.00 per meeting. No fees are paid to members of committees appointed by the Company Board for their service on Company committees. Non-employee directors of Southeastern Bank are paid a director’s fee of $500.00 per month, and, if on the Executive Committee, an additional $450.00 per month. Audit Committee members are paid $200.00 for each meeting attended except for the Chairman and Vice Chairman of that Committee who are paid $250.00 for their attendance. Non-employee directors of SBC Financial Services, Inc. are paid $100.00 per meeting attended. No fees are paid to directors employed by the Company and its subsidiaries for their attendance at any Board or committee meetings.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

Executive officers are elected annually by the Board. The table below sets forth the name of each executive officer of the Company and its subsidiaries and the principal positions and offices each holds with the Company. Unless otherwise indicated, each of these officers has served as an executive officer of the Company or its subsidiaries for at least five years.

Name	Information about Executive Officers

Cornelius P. Holland, III	President and Chief Executive Officer of the Company. Mr. Holland is also Chairman, Chief Executive Officer, and since April 2002, President of Southeastern Bank and SBC Financial Services, Inc.

R. Lanier Miles	Executive Vice President and chief lending officer of Southeastern Bank since December 30, 2002. From 1963 – September 2002, Mr. Miles held various positions at SunTrust Bank, Brunswick, Georgia, most recently Executive Vice President/Senior Lender. Mr. Miles is 61.

Rodney P.C. Burney	Senior Vice President of Southeastern Bank since July 30, 2001 with operational and lending oversight of various branch locations. From May 1997 – September 1998, Mr. Burney served as President and Chief Executive Officer of First State Bank & Trust, Cordele, Georgia. Mr. Burney is 57.

E. Amanda Kirby	Senior Vice President and an executive officer of Southeastern Bank since April 2002. As a regional executive, Mrs. Kirby’s responsibilities include lending and operational oversight of various bank locations. Prior to April 2002, Mrs. Kirby was Vice President – Loan Administration of Southeastern Bank. Mrs. Kirby is 44.

Alyson G. Beasley	Vice President and Treasurer of the Company and Controller of Southeastern Bank with responsibility for various finance-related functions. Mrs. Beasley was appointed an executive officer of Southeastern Bank in April 2002.

Summary of Cash and Certain Other Compensation

Decisions regarding the compensation of the Company’s executive officers are made by the Compensation Committee. The committee believes the actions of its executive officers have the potential to impact the short-term and long–term profitability of the Company.

All executive compensation is paid by the Company’s subsidiaries. The table on the next page sets forth the compensation of executive officers of the Company’s subsidiaries whose annual compensation exceeded $100,000 in 2003.

SUMMARY COMPENSATION TABLE

	Year	Annual Compensation		All Other Compensation (2)(3)(4)
Name and Principal Position		Salary	Bonus
Cornelius P. Holland, III President and Chief Executive Officer of the Company	2003 2002 2001	$209,908 203,795 198,824	$52,492 30,983 16,569	$25,872 24,213 23,302

R. Lanier Miles (1) Executive Vice President of Southeastern Bank	2003	$143,092	$35,183	$20,410

(1)	Mr. Miles became an executive officer of the Company on December 30, 2002.
(2)	The Company’s subsidiaries maintain a qualified profit-sharing plan which covers executive officers and other employees who have completed one calendar year of service. A participant’s interest vests 20% each year beginning after the third year of service, with 100% vesting in seven years. The profit-sharing contribution set aside for these executive officers approximated $34,000, $19,950, and $17,240 in 2003, 2002, and 2001.
(3)	The Company provides group medical and life insurance for officers and employees. Additionally, executive officers are entitled to a $100,000 executive life insurance policy. The premium amount for these policies is included in this total.
(4)	This compensation amount does not include the value of any personal benefit that might be derived from the use of an automobile.

Employment Contracts. In 2003, the Company executed an employment contract with Mr. Miles. Following a change in control or termination of employment by the Company without cause, Mr. Miles will receive severance benefits. These benefits, all payable within 30 days of termination, would include: (i) a lump sum payment of one year’s base salary and bonus; (ii) one year’s additional benefits under the Company’s benefit plans, such as health and life insurance; and (iii) certain other nominal perquisites. This agreement requires Mr. Miles not to use or disclose any of the Company’s confidential business information and, subject to certain limitations, not to compete with the Company. The employment agreement confers no benefits upon termination of employment pursuant to cause, death, or disability. The Company does not currently have employment contracts or change in control agreements with any other executive officers.

Stock Options, Warrants, or Rights

The Company has not issued and does not have outstanding any stock options, warrants, or rights.

PROPOSAL THREE—APPOINTMENT OF AUDITORS

Subject to approval by a majority of the shares represented at the Meeting, the Audit Committee shall be given authority to appoint the auditors of the Company for 2004. The Audit Committee considers a number of factors in making its appointment, including audit continuity, proposed audit scope, and estimated fees. The Board expects that the Audit Committee will appoint Mauldin & Jenkins, LLC (“M&J”) as the Company’s independent auditors for 2004. Services provided to the Company and its subsidiaries by Mauldin & Jenkins for the fiscal year ended December 31, 2003 included the examination of the Company’s consolidated financial statements, review of quarterly reports, and limited scope audit of the Company’s profit-sharing plan. M&J has audited the Company’s financial statements for the two most recent fiscal years. The Board unanimously recommends a vote FOR this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has oversight responsibility for the Company’s financial reporting process and the quality of its financial reporting. In connection with the December 31, 2003 financial statements, the Audit Committee:

1)	Reviewed and discussed the audited financial statements with management, who represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles;

2)	Discussed with M&J the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

3)	Received the written independence disclosures from M&J required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with M&J their independence; and

4)	Discussed with M&J the quality of the Company’s financial reporting.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

Submitted by the Audit Committee:

Alva J. Hopkins, III, Chairman

Gene F. Brannen

G. Norris Johnson

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future document filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

AUDIT FEES AND RELATED MATTERS

Audit and Non-Audit Fees. M&J billed the Company for the following services during the years ended December 31, 2003 and 2002:

	2003	2002
Audit Fees (1)	$75,500	$69,250
Audit-Related Fees (2)	11,489	—
All Other Fees	—	—

Total Fees	$86,989	$69,250

(1)	Audit of the annual consolidated financial statements (2003 and 2002) and review of interim financial statements included in quarterly reports filed with the SEC (2003).
(2)	Employee benefit plan audit.

All of the services provided by the independent auditors in 2003 and 2002 were pre-approved by the Audit Committee, which concluded that the provision of such services was not incompatible with M&J’s independence. Consistent with its charter, the Audit Committee is required to pre-approve all audit and non-audit services provided by the independent auditors. The committee may delegate its pre-approval responsibility to a single member of the committee, provided that pre-approval decisions made by any such committee member is presented to the full committee at its next scheduled meeting. This responsibility has been delegated to the Chairman of the committee.

Prior Auditors. On November 26, 2002, the Audit Committee dismissed BDO Seidman, LLP (“BDO”) as the Company’s independent auditors and engaged M&J to audit its financial statements for the fiscal year ending December 31, 2002.

During the interim period January 1, 2002 through November 26, 2002, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to

BDO’s satisfaction, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports. During that time, there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

During 2002, BDO provided services in the following categories and amounts:

2002
Audit Fees (1)	$30,140
Audit-Related Fees (2)	5,000
All Other Fees	—

Total Fees	$35,140

(1)	Review of interim consolidated financial statements and report of predecessor accountant.
(2)	Employee benefit plan audit.

STOCK PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on Southeastern Banking Corporation common stock against the cumulative total return of the NASDAQ stock index and The Carson Medlin Company’s Independent Bank Index (the “IBI”). The IBI comprises a group of 22 independent community banks located in the southeastern United States.

	1998	1999	2000	2001	2002	2003
SOUTHEASTERN BANKING CORPORATION	100	88	77	83	110	169
INDEPENDENT BANK INDEX	100	94	89	110	136	176
NASDAQ INDEX	100	185	112	89	61	92

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Compensation Committee Interlocks and Insider Participation

Mr. Holland, who is currently President and Chief Executive Officer of the Company and its two subsidiaries, served as a non-voting member of the Compensation Committee during 2003. Mr. Downey, who served as Treasurer of the Company in 2003 but received no salary or other remuneration besides director’s fees for serving in that capacity, also served on the Compensation Committee during 2003.

During 2003, the Company’s bank subsidiary engaged in customary banking transactions and had outstanding loans to certain directors, executive officers, principal shareholders, and their affiliates, including members of immediate families, of the Company and its subsidiaries. These loans were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. Such persons are expected to continue these transactions in the future. Additionally, in the ordinary course of business, the Company buys goods and services from directors who are not employees. During 2003, the Company paid Golden Isles Realty Company, a real estate company affiliated with Mr. Downey, a $60,000 brokerage commission in conjunction with a real estate purchase in Brunswick, Georgia. Other purchases of goods and services from directors were not material during 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16(a)”), requires the Company’s directors, executive officers, and persons who own 10% or more of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. To the Company’s knowledge, based solely on a review of the copies of 16(a) reports furnished to the Company during fiscal year 2003, all directors, executive officers, and 10% shareholders complied with all Section 16(a) filing requirements except Mr. Holland was three days late in reporting a purchase of 4,819 shares and Mr. Downey did not timely disclose a gift of 800 shares.

ADDITIONAL INFORMATION

Shareholder Proposals

In order to be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company’s principal administrative office no later than December 24, 2004. Shareholder proposals should be delivered to the Corporate Secretary of Southeastern Banking Corporation at P.O. Box 455, Darien, Georgia 31305, if by mail, and at 1010 Northway Street, Darien, Georgia 31305, if by courier. Any such proposal shall be subject to the requirements of the proxy rules adopted under SEC rules and regulations and, as with any shareholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s Articles of Incorporation and Bylaws as well as Georgia law. Under the proxy rules, in the event that the Company receives notice of a shareholder proposal to take action at the next annual meeting that is not submitted for inclusion in the Company’s proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by the Company to its shareholders will vote on such proposal as the Board recommends without any discussion of the proposal in the 2004 Proxy Statement if notice of the proposal is not received at the principal administrative office of the Company by March 9, 2005.

Shareholder Communications with Directors

Shareholders wishing to contact the Board of Directors of the Company or a specified director or committee of the Board should send correspondence to the Corporate Secretary of Southeastern Banking Corporation, P.O. Box 455, Darien, Georgia 31305. All communications so received from shareholders or other interested parties will be forwarded to the members of the Board, or to a specific Board member or committee if so designated by such person. Anyone who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman.

Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s Common Stock. In addition to solicitation by mail, directors, officers, and other employees of the Company may solicit proxies personally or by telegraph or telephone, without additional compensation. The Company may also retain the services of a proxy solicitation firm, whose fees and expenses would be paid by the Company, although the Company has no present intention to retain any such firm.

Incorporation by Reference

The following document or portion thereof is incorporated by reference: “Executive Compensation” from Part III of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Other Matters

The Board knows of no other matters which will be brought before the Meeting. If other matters are properly introduced, the persons named in the enclosed proxy will vote on such matters as the Board recommends.

By Order of the Board of Directors,

WANDA D. PITTS, Secretary

April 23, 2004

Exhibit A

SOUTHEASTERN BANKING CORPORATION

AUDIT COMMITTEE CHARTER

Committee’s Purpose

The Audit Committee (Committee) is appointed by the Board of Directors (Board) to assist the Board in monitoring (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) performance of the Company’s internal and independent auditors, and (5) the Company’s business practices and ethical standards. The Committee is also directly responsible for (a) the appointment, compensation, retention, and oversight of the work of the Company’s independent auditors, and (b) the preparation of the report that the Securities and Exchange Commission (Commission) requires to be included in the Company’s annual proxy statement. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are presented fairly in all material respects in accordance with generally accepted accounting principles. These are the responsibility of management and the independent auditor.

Committee Membership

Independence. The Committee shall consist of three or more independent members of the Board of Directors. Independence shall be determined as to each member by the full Board. To be considered independent, each Committee member must (1) meet the independence requirements of the National Association of Securities Dealers, Inc., the Sarbanes-Oxley Act of 2002, and the rules and regulations of the Commission, (2) not accept any compensation from the Company either directly or indirectly other than compensation as a Board or Committee member, and (3) not be an affiliated person of the Company or any of its subsidiaries.

Financial Literacy. All members of the Committee shall be financially literate as defined by the Commission, or must become financially literate within a reasonable period of time after their appointment to the Committee, and at least one member of the Committee shall be an audit committee financial expert, as determined in the judgment of the Board.

Committee Composition

The members of the Committee shall be nominated and elected by the Board at its annual organizational meeting and shall serve until their successors shall be duly elected and qualified.

Chairman & Vice Chairman. Unless elected by the full Board, the members of the Committee shall designate a Chair and Vice Chair by majority vote of all the Committee members.

Meetings

The Committee shall meet at least four times annually or more frequently as circumstances dictate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee may take action by the unanimous written consent of the members in the absence of a meeting. The Committee shall meet periodically with management, the internal auditors, and the independent auditor in separate executive sessions.

Authority of the Committee

The Audit Committee shall have the authority to (1) exercise all powers with respect to the appointment, compensation, retention, and oversight of the work of the independent auditor for the Company and its subsidiaries, (2) retain special legal, accounting, or other consultants to advise the Committee, and (3)

approve funds to pay the fees for such advisors. As part of its oversight role, the Committee may investigate any matter brought to its attention, with the full power to retain outside counsel or other experts for this purpose. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee.

Responsibilities

The Audit Committee shall:

Financial Statement and Disclosure Matters

1.	Review and discuss prior to public dissemination the annual audited and quarterly unaudited financial statements with management and the independent auditor, including major issues regarding accounting, disclosure, and auditing procedures and practices as well as the adequacy of internal controls that could materially affect the Company’s financial statements. In addition, the review shall include the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Based on the annual review, the Committee shall recommend inclusion of the financial statements in the Annual Report on Form 10-K to the Board. For purposes of the quarterly review, the Chair of the Committee, and in the absence of the Chair, the Vice Chair, may represent the entire Audit Committee and consult with other Committee members as he or she deems necessary.

2.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, and any special procedures adopted in light of material control deficiencies.

3.	Review and discuss reports from the independent auditors on:

A.	All critical accounting policies and practices used.

B.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

C.	Other material written communications between the independent auditor and management, such as any management letter.

4.	Discuss with management the Company’s earnings press releases as well as financial information and earnings guidance. Such discussion may be general, encompassing the types of information to be disclosed and the types of presentations to be made.

5.	Discuss with management and the independent auditor the effect on the Company’s financial statements of significant regulatory and accounting initiatives as well as off-balance sheet structures.

6.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.	Review with the independent auditor any audit problems or difficulties and management’s response, including, but not limited to (1) any restrictions on the scope of the auditor’s activities, (2) any restrictions on the independent auditor’s access to requested materials, (3) any significant disagreements with management, and (4) any audit differences that were noted or proposed by the auditor but for which the Company’s financial statements were not adjusted (as immaterial or otherwise). The Committee will resolve any disagreements between the auditors and management regarding financial reporting.

8.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of disclosure controls and procedures and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

9.	Discuss at least annually with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61—Communication with Audit Committees.

10.	Prepare the report that the Commission requires to be included in the Company’s annual proxy statement and review the matters described in such report.

11.	Obtain quarterly assurances from the senior internal auditor and management that the system of internal controls is adequate and effective. If required, obtain annually a report from the independent auditor, with attestation, regarding management’s assessment of the effectiveness of the internal control structure and procedures for financial reporting.

Responsibility for the Company’s Relationship with the Independent Auditor

12.	Be solely responsible for the appointment, compensation, retention, and oversight of the work of the independent auditors employed by the Company. The independent auditor shall report directly to the Audit Committee. If the appointment of the independent auditors is submitted for any ratification by stockholders, the Audit Committee shall be responsible for making the recommendation of the independent auditors.

13.	Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting such review, the Committee shall obtain and review a report by the independent auditor describing (1) the firm’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any formal investigation by governmental or professional authorities regarding services provided by the firm which could affect the financial statements of the Company, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company that could be considered to bear on the auditor’s independence. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and shall ensure the rotation of partners in accordance with Commission rules and securities laws. In addition, the Committee shall consider the advisability of regularly rotating the audit firm in order to maintain the independence between the independent auditor and the Company.

14.	Approve in advance any audit or permissible non-audit engagement or relationship between the Company and the independent auditors. The Committee shall establish guidelines for the retention of the independent auditor for any permissible non-audit services. The Committee hereby delegates to the Chairman of the Committee the authority to approve in advance all audit or non-audit services to be provided by the independent auditor if presented to the full Committee at the next regularly scheduled meeting.

15.	Review the audit plan, engagement letter, and management letter comments of the independent auditor.

16.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Oversight of the Company’s Internal Audit Function

17.	Review the appointment of the senior internal auditor.

18.	Review the activities and organizational structure of the internal audit department and the significant reports to management prepared by the internal audit department and management’s responses.

19.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit department.

Compliance Oversight Responsibility

20.	Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

21.	Obtain reports from management and the Company’s senior internal auditor that the Company is in conformity with applicable legal requirements and the Company’s Code of Ethics. Review disclosures required to be made under the securities laws of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics.

22.	Promote and support the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal controls, or auditing matters.

23.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

24.	Review at least annually with the Company’s counsel any legal matters that could have a significant impact on the financial statements, compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other

25.	Report regularly to the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit department.

26.	Review and reassess the adequacy of this Charter annually and recommend changes to the Board for approval.

27.	Perform an annual performance evaluation of the Committee.

28.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

PLEASE MARK VOTES SOUTHEASTERN BANKING CORPORATION

AS IN THIS EXAMPLE PROXY

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 12, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF

DIRECTORS.

The undersigned, revoking previous proxies, hereby appoints Cornelius P. Holland, III and Alyson G. Beasley, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Southeastern Banking Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”) to be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia on Wednesday, May 12, 2004 at 3:00 p.m. local time or any adjournment or postponement thereof, upon the matters described below and in the accompanying Proxy Statement dated April 9, 2004, and upon any other business that may properly come before the Meeting or any adjournment or postponement thereof.

Please be sure to sign and date this Proxy in the box below.

For All Withhold For All

Nominees Authority Except

1. PROPOSAL TO ELECT AS DIRECTORS:

Alyson G. Beasley, Leslie H. Blair, David H. Bluestein, Gene F. Brannen, Cornelius P. Holland, III, Alva J. Hopkins, III, G. Norris Johnson

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line below.

2. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT 9.

3. PROPOSAL TO APPROVE THE APPOINTMENT OF INDEPENDENT AUDITORS BY THE AUDIT COMMITTEE.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3.

Pursuant to the Proxy Statement, said proxies are directed to vote as indicated on the Proxy and otherwise as the Board of Directors recommends with respect to any other business that may properly come before the Meeting or any adjournment or postponement thereof. By executing this Proxy, I acknowledge receipt of the Notice of Meeting, the accompanying Proxy Statement, and the Company’s 2003 Form 10-K.

Stockholder sign above Co-holder (if any) sign above

Detach above card, sign, date, and mail in postage paid envelope provided.

NOTE: Please sign exactly as your name appears on the Proxy; if shares are held jointly, all joint owners must sign. An executor, administrator, trustee, guardian, or other person signing in a representative capacity must give his or her full title. A corporation must sign in full corporate name by its president or other authorized officer. A partnership must sign in partnership name by an authorized person.

PLEASE ACT PROMPTLY

SIGN, DATE, & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW, AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.